UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2020

Beyond Air, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38892	47-3812456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 East Gate Blvd., Suite 320

Garden City, NY 11530

(Address of principal executive offices)

516-665-8200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	XAIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

On March 17, 2020, Beyond Air Ireland Limited (“BAL”), a wholly owned subsidiary of Beyond Air, Inc. (the “Company”) entered into a facility agreement (the “Facility Agreement”) with certain lenders (individually, a “Lender”, and collectively, the “Lenders”) pursuant to which the Lenders shall loan to BAL up to $25,000,000 in five tranches of $5,000,000 per tranche at the option of BAL (“Tranches”), provided however that BAL may only utilize Tranches Three through Five following FDA approval of the Company’s LungFit™ PH product. The loans bear interest at 10% per year and may be prepaid with certain prepayment penalties. Each tranche shall be repaid in installments commencing June 15, 2023 with all amounts outstanding under any tranche due on March 17, 2025. BAL borrowed the first Tranche on March 17, 2020. The foregoing description of the Facility Agreement is not complete and is qualified in its entirety by reference to the full text of the Facility Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the description set forth under Item 1.01 above, which is incorporated into this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with BAL’s utilization of Tranche One, on March 17, 2020 the Company issued to the Lenders five year warrants (the “Warrants”) to purchase up to 172,187 shares of common stock at an exercise price of $7.26 per share. The Company also agreed to issue to the Lenders additional Warrants to purchase shares of common stock upon utilization of Tranches Two through Five as set forth below. The Warrants issued upon utilization of Tranches Two through Five shall have an exercise price of the greater of $3.66 per share or the five day VWAP prior to their respective utilization dates.

●	Tranche Two – Warrants to purchase up to 25% of Tranche Two commitment divided by the five day VWAP prior to utilization date
●	Tranches Three through Five - Warrants to purchase up to 10% of applicable Tranche commitment divided by five day VWAP prior to respective utilization dates

The foregoing description of the Warrants is not complete and is qualified in its entirety by reference to the form of Warrant, a copy of which is filed herewith as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Facility Agreement, dated as of March 17, 2020
4.1	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND AIR, INC.

Date: March 20, 2020	By:	/s/ Steven A. Lisi
Steven A. Lisi
Chief Executive Officer